Annual Fund Operating Expenses - Prospectus-Investor Class - Payden Core Bond Fund - Investor Class	Feb. 28, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.28%
Other Expenses (as a percentage of Assets):	0.26%
Expenses (as a percentage of Assets)	0.54%
Fee Waiver or Reimbursement	(0.01%)	[1]
Net Expenses (as a percentage of Assets)	0.53%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.53%. This agreement has a one-year term ending February 28, 2022; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.